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                                   SUPPLEMENT
                            DATED AUGUST 14, 2001 TO
                        PROSPECTUS DATED APRIL 30, 2001
                       SALOMON BROTHERS SERIES FUNDS INC
                   SALOMON BROTHERS INVESTORS VALUE FUND INC
                       SALOMON BROTHERS CAPITAL FUND INC

The following information revises and supersedes, as applicable, the information contained in the prospectus of the Salomon Brothers Investment Series Funds. The initial sales charge applicable to purchases of Class 2 Shares will be waived on purchases of such shares occurring from September 4, 2001 through and including September 28, 2001. Other charges and fees applicable to such shares will remain the same including the one percent charge if an investor redeems within one year of purchase.